AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This AMENDMENT TO SECURITIES PURCHASE AGREEMENT, made and entered into on this 30th day of September 2015 (this “Amendment”), by and among ARS VI INVESTOR I, LP, a limited partnership formed and existing under the laws of the State of Delaware formerly known as ARS VI Investor I, LLC (the “Investor”), RAIT FINANCIAL TRUST, a real estate investment trust formed and existing under the laws of the State of Maryland (the “Company”), RAIT PARTNERSHIP, L.P., a limited partnership formed and existing under the laws of the State of Delaware (the “Operating Partnership”), TABERNA REALTY FINANCE TRUST, a real estate investment trust formed and existing under the laws of the State of Maryland (“Taberna”), and RAIT ASSET HOLDINGS IV, LLC, a limited liability company formed and existing under the laws of the State of Delaware (“NewSub” and together with the Company, the Operating Partnership and Taberna, the “Issuer Parties”) amends the Securities Purchase Agreement, dated as of October 1, 2012 by and among the Issuer Parties and the Investor (the “Securities Purchase Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

RECITALS

WHEREAS, the parties desire to amend the Securities Purchase Agreement; and

WHEREAS, the Securities Purchase Agreement provides that it can be amended by a written instrument signed by all parties to the Securities Purchase Agreement.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree to amend the Securities Purchase Agreement as follows:

ARTICLE I
AMENDMENTS

Section 1.1. From and after September 28, 2015, the reference in Section 5.10(c)(i) of the Securities Purchase Agreement to “fifty percent (50%)” is hereby replaced with “seventy-five percent (75%)”.

Section 1.2. From and after September 28, 2015, the reference in Section 5.10(e) of the Securities Purchase Agreement to “110%” is hereby replaced with “120%”.

ARTICLE II
MISCELLANEOUS

Section 2.1. Fee. Simultaneously with the execution and delivery of this Amendment, and as a condition to the effectiveness thereof, the Issuer Parties shall pay to Almanac Realty Investors, LLC, an Affiliate of the Investor, a fee in the amount of $450,000 in cash in immediately available funds to the account designated by Almanac Realty Investors, LLC. Section 2.2. Representations and Warranties. In order to induce the Investor to execute this Amendment, the Issuer Parties hereby represent and warrant to the Investor as follows:

a) The execution, delivery and performance by the Issuer Parties of this Amendment have been duly authorized by all necessary organizational action, on the part of each such Issuer Party and do not require any consent or approval of, or notice to or action by, any other Person (including any Governmental Authority).

b) This Amendment has been duly executed and delivered by each of the Issuer Parties and constitutes a valid and binding obligation of each Issuer Party enforceable against it in accordance with its terms.

c) Except as expressly disclosed in the Company’s public company filings filed with the Commission pursuant to the requirements of the Securities Act or the Exchange Act filed by the Company following the Effective Date and prior to the date hereof (the “Public Filings”), each of the representations and warranties made by an Issuer Party in or pursuant to the Securities Purchase Agreement or any Related Document (i) that is qualified by materiality or “material adverse effect” or similar language is true and correct, and (ii) that is not qualified by materiality, is true and correct in all material respects, in each case, on and as of the date hereof, as if made on and as of the date hereof, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date.

d) Except as expressly disclosed in the Public Filings, each Issuer Party has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Securities Purchase Agreement and the Related Documents to be performed, satisfied or complied with by it at or prior to the date hereof.

e) No Draw Down Termination Event (except as expressly disclosed in the Public Filings) or Mandatory Redemption Triggering Event (except with respect to the commitment dated August 4, 2015 entered into between the Company and the Commission and the Order of the Commission (administrative proceeding file no. 3-16776) entered on September 2, 2015, and the wells notices delivered to certain executive officers of the Issuer Parties in connection with the underlying investigation related thereto, in each case as expressly disclosed in the Public Filings), or an event which, with notice or lapse of time or both, would become such a Draw Down Termination Event or Mandatory Redemption Event, has occurred or is continuing.

Section 2.3. Reaffirmation. Each Issuer Party hereby: (a) reaffirms, ratifies, confirms, and acknowledges its obligations under the Securities Purchase Agreement and each Related Document to which it is a party, and agrees that is continues to be bound thereby and shall perform thereunder; (b) agrees and acknowledges that the Securities Purchase Agreement and each Related Document and all of such party’s obligations thereunder are and remain in full force and effect and, except as expressly provided herein or as otherwise agreed upon by the parties hereto with respect to the RAIT FL1 through RAIT FL4 floating rate securitizations sponsored by Operating Partnership, have not been modified; (c) acknowledges and agrees that it has no defenses, offsets or counterclaims of any kind or nature whatsoever to its obligations under the Securities Purchase Agreement and each Related Document and (d) acknowledges and agrees that nothing contained in this Amendment shall be deemed to constitute a waiver of any rights or claims by the Investor in respect of any events that may hereafter occur or heretofore have occurred.

Section 2.4. Release. Each Issuer Party hereby releases, acquits, and forever discharges the Investor, each Affiliate of the Investor, each member, manager, partner, shareholder or equity owner of the Investor or such Affiliate, and each officer, director, trustee, employee, representative, agent and advisor of and to any of the foregoing, and each person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act (collectively, the “Released Parties”), from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including reasonable attorneys’ fees) of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which such Issuer Party may have or claim to have now or which may hereafter arise out of or connected with any act of commission or omission of the Released Parties existing or occurring prior to the date of this Amendment or any instrument executed prior to the date of this Amendment. The provisions of this paragraph shall be binding upon each Issuer Party and shall inure to the benefit of each of the Released Parties, and their respective heirs, executors, administrators, successors and assigns.

Section 2.5. No Further Amendment. Except as otherwise amended in this Amendment, all provisions of the Securities Purchase Agreement shall remain in full force and effect.

Section 2.6. Headings. The article, section and subsection headings in this Amendment are for convenience only and shall not constitute a part of this Amendment for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

Section 2.7. Governing Law. This Amendment shall be governed by and construed in accordance with the internal procedural and substantive laws of the State of New York, without giving effect to the choice of law provisions of such state that would cause the application of the laws of any other jurisdiction.

Section 2.8. Counterparts. This Amendment may be executed in one or more counterparts (including by facsimile or other electronic transmission), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties (including by facsimile or other electronic transmission).

Section 2.9. Related Documents. This Amendment shall constitute a Related Document.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officer as of the date first above written.

COMPANY:

RAIT FINANCIAL TRUST
By: /s/ James Sebra

Name: James Sebra
Title: CFO
OPERATING PARTNERSHIP:

RAIT PARTNERSHIP, L.P.
By:	RAIT General, Inc., its sole general partner

By: /s/ James Sebra Name: James Sebra Title: CFO

TABERNA:
TABERNA REALTY FINANCE TRUST

By: /s/ James Sebra
Name: James Sebra
Title: CFO

NEWSUB:

RAIT ASSET HOLDINGS IV, LLC
By: RAIT PARTNERSHIP, L.P.
its Managing Member
By:	RAIT General, Inc., its sole general partner

By: /s/ James Sebra
Name: James Sebra
Title: CFO

INVESTOR:
ARS VI INVESTOR I, LP

By: ARS VI Investor I GP, LLC,

its General Partner

By: Almanac Realty Securities VI, L.P.,
its Sole Member

By: Almanac Realty Partners VI, LLC,

its General Partner

By: /s/ Andrew M. Silberstein
Name: Andrew M. Silberstein
Title: Authorized Person51989786v4